Investor Presentation

May 2009

Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements.  These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition of the Company.
These statements can be recognized by the use of words such as “expects,”
“plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning.
Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions.
The Company has no obligation and does not undertake to revise forward-
looking statements to reflect future events or circumstances.

Investment Highlights

China’s “green food” movement is growth catalyst

15 years of history selling organic fertilizers in Northeast China

Newly launched granular fertilizers gaining a wider customer base

Proprietary formulas designed for individual crops

The world-leading core technologies

2008 sales $45.2M, EPS $0.35

1Q09 sales $7.3M, EPS $0.04

1Q09 gross margin 45.8%

Mission: to become the No.1 brand of organic fertilizers in China

Company Overview

15 years of history selling organic fertilizers in Northeast China

Rapidly expanding in Central, Southern and Western China (since 2006)

Distribution partnership with Sinochem, China’s largest fertilizer distributor

Headquartered in Beijing with R&D and core ingredients centers to supply regional manufacturing facilities

Total 13K-ton-capacity liquid organic fertilizer facilities in Beijing, Harbin, Anhui,
Chongqing and Xinjiang

Target 200K-ton granular facilities in Anhui, Xinjiang and Harbin

Recently started production in 100K-ton capacity plant in Anhui

Harbin granular facility of 50K-ton will start production by the end of May
2009

Organic fertilizers in China

Total fertilizer market in China: 58.68 million tons of fertilizers produced in 2008 with total output value of $60.5B

90% of fertilizers are chemical based - proven products with longer history

10% of fertilizers are organic based - conversion is on-going

50% of fertilizers are organic in USA – Gov’t target is to increase the organic fertilizers to 30% in China in the next decade

2.6 million tons of organic fertilizers sold in 2002 and 11.4 million tons in 2007;
CAGR of 35% from 2002 to 2007

Gov’t policies support organic fertilizers in the following ways:

Increase minimum purchase price of crops

Substantially increase agriculture subsidies

Gov’t fertilizer mandate: safety, efficacy and environmental friendliness

Sources: China Daily; Goldman Sachs, Morgan Stanley and Roth Capital research notes, www.npk.cc

Nationally Certified Producer

A Strong and

Leading Brand

Competitive Pricing

Proprietary Formulas &

Superior Technology

Nationwide Production &
Distribution

Strategic Plant Locations

Marketing-backed Expansion

Growth Potential in the
Granular Market

CAGC’s Winning Formula

Beijing Agritech Fertilizer
Technology Research Center

Industry Chain

Agritech’s regional
manufacturing facilities

Regional distribution centers

Nationwide retail network

Product Effects

Product Efficacy*

Crop Type

Yield Increase

Wheat

15-30%

Maize

15-30%

Rice

8-20%

Soybean

10-20%

Peanuts

10-20%

Cotton

15-30%

Tobacco

13-25%

Watermelon

25-36%

Leafy Vegetables

15-40%

Potatoes

14-30%

Fruits

15-25%

Why Do Farmers Choose CAGC?

Improve the output of crops

Shorter harvest time

Accelerated photosynthesis

Improved root absorption

Balanceable nutrition

Enhanced anti-reversion force

No hormones

Ability to restore soil

Source: Company internal data

Proprietary formulations for local plant, soil and climate conditions

  Organic jet-spray products

Broad spectrum

Customized solutions

water flush organic products

  Drip products

  Granular organic products

Broad spectrum

Customized solutions

Proprietary Products

Core Technology

The world-leading core technologies:

extraction and purification of fulvic acid

microelement deep complexing

nano-honeycomb embedding technology

Product formulation: Combination of humic acid, nitrogen, phosphorus, kalium, and other supplementary ingredients - may contain up to 30 active ingredients

Key raw material of our products is humic acid that

combines with other ingredients to enhance bioavailability

is derived from weathered coal

has abundant reserves in China

11

Production Base

Harbin

5k-ton liquid

50k-ton granular

Beijing HQ

2K-ton liquid

Core ingredient
extraction & supply ctr.

Chongqing

2K-ton liquid

Anhui

2K-ton liquid

100K-ton granular

Xinjiang

2K-ton liquid

50K-ton granular

Total production capacity:

Liquid organic fertilizer -13K metric tons

Granular organic fertilizer -200K metric tons (expected to reach by the end of 2009)

Wide distribution channel via sales points in 28 provinces, cover all the main agricultural production areas in China.

Strategic alliance with the larger fertilizer distributors in China

Targeted print, radio, and TV advertising campaigns which are close to farmers

Promotion via the prestigious National Agro-Technical Extension & Service
Center which is directly under the Ministry of Agriculture

Provide local distributors with more flexible promotional supports

Strong Marketing Programs

Rising affluence creating demand for better organic food

Government targeting organics as 30% of total fertilizers in future

Middle and small fertilizer companies are suffering from the financial crisis and the wild fluctuations in raw material market. M & A opportunity is available.

Fertilizer Industry Dynamics

Source: china agriculture material website

Criteria for our M & A:

Solid and sophisticated management team

Good local brand name

Strong local sales network

High-growing small to medium sized fertilizer companies

M & A’s Targets

Expand market shares easily

Expand distribution network easily

Achieve rapid growth so as to maximize the shareholder returns

Strengthen and maintain our organic fertilizer market leadership position

Benefits of M & A

Leader in China’s
organic fertilizer
industry

Summary of Growth Strategy

Diversified products maximize

the profit

Targeted marketing heightens
brand awareness

Building the cooperation
relationship with large distributors

Improving R&D and maintaining an
edge of our core technology

Advertising expands brand
awareness

Accelerating growth via
strategic M&As

Mr. Yu Chang – Chairman, President, CEO & Founder

Formerly a regional head of the Agricultural Bank of China

Beneficial ownership of approximately 41.96% of outstanding shares as of March 2009

Mr. Ming Fang Zhu – Chief Operating Officer

Senior manager at a Beijing Agritech subsidiary from 2006 to 2007;  President from 2007-2009

State-certified Economist and has a law qualification

Mr. Yau-Sing Gareth Tang - CFO

Over 23 years of accounting, corporate finance and financial reporting experience

Formerly executive director and CFO of China Cable and Communication, Inc. (OTCBB)

Member of the Association of Chartered Certified Accountants in the U.K. and H.K.

Ms. Lingxiao Linda Dai - VP of Finance

Formerly CFO of American Yellowstone Power Co., Ltd.'s China branch

Dean of the Bus. Dept. of Beijing Huang Pu University, and Beijing - U.S.A. College of English

Adjunct Professor of Accounting at York College, City University of New York

BBA in Accounting in 1993 and a Master of Science in Taxation in 1996, both from Baruch College

Experienced Management Team

Mr. Gene Michael Bennett – Chair of the Audit Committee

Over 25 years of experience as CFO, accounting and audit professor, and financial consultant

A partner at ProCFO, a California-based contract-CFO service for firms needing an interim CFO

CPA at Grant Thornton from 1982 to 1983 and MBA from Michigan State University

Currently pursuing a doctorate of business administration at City University of Hong Kong

Professor Lun Zhang Dai

Renowned scholar in economics, finance and international relations

Economic policy adviser to the Chinese central bank

The first Chinese national to be elected a scholar at the U.N. Institute for Int’l Information Science

Helped establish 8 cement industry joint ventures in China, serving as senior financial consultant

Mr. Hai Lin Zhang

VP of the Research Institute at the Chinese Academy of Agricultural Sciences (CAAS)

Involved in agricultural planning and development in numerous cities and provinces in China

B.A. in business management from Renmin University in Beijing

Independent Board Directors

$ Millions

2003-2008 CAGR 30%

2009 Guidance $60M

Revenue Growth

Gross Profit

$ Millions

Net Income

$ Millions

Profit Margins

19%

45%

2008

18%

52%

2006

22%

52%

2007

Gross Margin

Net Margin

63,750

5,453

68,273

4,339

36,018

$            5,483

March 31

2009

66,458

Current assets

(in ’000s)

Dec.31

2008

Cash

$            11,952

Receivables

34,773

PPE, net

4,496

Current liabilities

4,938

Stockholders’ equity

62,799

Zero-Debt Balance Sheet

Equity Snapshot

4.5x

P/E :

$0.35

EPS (2008):

$8.6M

Net Income (2008):

30%

Revenue 5-Yr CAGR:

$45.2M

Revenues (2008):

24.7M

Shares Outstanding:

$39.3M

Market Cap:

$1.59

Price (5/12/09):

CAGC

Symbol:

Investment Highlights

China’s “green food” movement is growth catalyst

15 years of history selling organic fertilizers in Northeast China

Newly launched granular fertilizers gaining a wider customer base

Proprietary formulas designed for individual crops

The world-leading core technologies

2008 sales $45.2M, EPS $0.35

1Q09 sales $7.3M, EPS $0.04

1Q09 gross margin 45.8%

Mission: to become the No.1 brand of organic
fertilizers in China

Company Contact:                                                            Investor Relations:

China Agritech, Inc.                                                      Grayling

Mr. Mr. Gareth Tang                     Mr. Kevin Theiss / Valentine Ding

Phone: +86-10-5962-1220                                   Phone: +1-646-284-9409

Email: gareth@chinaagritech.com                               Email: ktheiss@us.grayling.com

Ms. Linda Dai

Phone: +86 1590 139 5983

Email: linda@chinaagritech.com

Thank You!